UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 4, 2021

Magellan Health, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-6639	58-1076937
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4801 E. Washington Street, Phoenix, Arizona 85034

(Address of principal executive offices, including zip code)

(800) 642-1716

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock $0.01 Par Value	MGLN	The NASDAQ Global Market

 Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On January 4, 2021, Magellan Health, Inc., a Delaware corporation (the “Company”) and Centene Corporation, a Delaware corporation (“Centene”) issued a joint press release announcing their entry into an Agreement of Plan of Merger, dated January 4, 2021 (the “Merger Agreement”), by and among the Company, Centene, and Mayflower Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Centene (“Merger Sub”), pursuant to which, subject to the terms and conditions set forth therein, Merger Sub will merge with and into the Company, with the Company surviving such merger as a wholly-owned subsidiary of Centene. A copy of the joint press release announcing the transaction is filed as Exhibit 99.1 hereto. The terms of the Merger Agreement will be described in a subsequent filing by the Company on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Joint Press Release issued on January 4, 2021
104	Cover Page lnteractive Data File (embedded within the Inline XBRL document).

 Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed merger of Merger Sub, a wholly-owned subsidiary of Centene, with and into the Company, such that the Company will become a wholly-owned subsidiary of Centene. This communication does not constitute a solicitation of any vote or approval. In connection with the proposed merger, the Company plans to file with the Securities and Exchange Commission (the “SEC”) and mail or otherwise provide to its stockholders a proxy statement regarding the proposed merger. The Company may also file other documents with the SEC regarding the proposed merger. This document is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC.

BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE THEREIN BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE PROPOSED MERGER.

Any vote in respect of resolutions to be proposed at the Company’s stockholder meetings to approve the proposed merger, the Merger Agreement or other responses in relation to the proposed merger, should be made only on the basis of the information contained in the Company’s proxy statement. Stockholders may obtain a free copy of the proxy statement and other documents the Company files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. The Company makes available free of charge on its investor relations website at ir.magellanhealth.com/investor-relations copies of materials it files with, or furnishes to, the SEC.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

The proposed transaction will be implemented solely pursuant to the terms and conditions of the Merger Agreement, which contain the full terms and conditions of the proposed merger.

Participants in the Solicitation

The Company and its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed merger. Security holders may obtain information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on February 28, 2020, and its definitive proxy statement for the 2020 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2020. To the extent the holdings of the Company’s securities by the Company’s directors and executive officers have changed since the amounts set forth in the Company’s proxy statement for its 2020 Annual Meeting of Stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the proposed transaction will be included in the proxy statement relating to the proposed merger when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the investor relations page of the Company’s website at ir.magellanhealth.com/investor-relations.

Forward Looking Statements

This communication includes statements which may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the accuracy of which are necessarily subject to risks, uncertainties, and assumptions as to future events that may not prove to be accurate. All statements, other than statements of current or historical fact, contained in this press release may be forward-looking statements. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “may,” “should,” “could,” “estimate,” “intend” and other similar expressions are intended to identify forward-looking statements. Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. Important proposed merger-related and other risk factors that may cause such differences include: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed merger; (ii) the transaction closing conditions may not be satisfied in a timely manner or at all, including due to the failure to obtain the Company stockholder approval and regulatory approvals; (iii) the announcement and pendency of the proposed merger may disrupt the Company’s business operations (including the threatened or actual loss of employees, customers or suppliers); and (iv) the Company could experience financial or other setbacks if the transaction encounters unanticipated problems.

Other important factors that could cause actual results to differ materially from those expressed or implied include , but are not limited to, the effectiveness of business continuity plans during the COVID-19 pandemic,; the possible election of certain of the Company’s customers to manage the healthcare services of their members directly; changes in rates paid to and/or by the Company by customers and/or providers; higher utilization of healthcare services by the Company’s members; risks and uncertainties associated with the pharmacy benefits management industry; delays, higher costs or inability to implement new business or other initiatives; the impact of changes in the contracting model for Medicaid contracts; termination or non-renewal of customer contracts; the impact of new or amended laws or regulations; governmental inquiries; litigation; competition; operational issues; healthcare reform; general business conditions; and the other factors discussed in the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other filings we make with the U.S. Securities and Exchange Commission. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGELLAN HEALTH, INC.

By:	/s/ David Haddock
	Name:	David Haddock
	Title:	General Counsel and Secretary

Dated:	January 4, 2021